FIRST QUARTER 2017 EARNINGS PRESENTATION APRIL 20, 2017

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

FIRST QUARTER UPDATE Balance Sheet Management  Margin increased 4 basis points  Loan to Deposit ratio of 92%  Increased residential mortgage and commercial real estate loan growth Fee Businesses  Seasonal increase in insurance commissions to $22 million  Brokerage and annuity commissions increased 3% Expense Management  Noninterest expense declined 3%  Expenses in-line with guidance  Reduced Personnel and FDIC expense Capital & Credit Management  Return on average common equity Tier 1 (CET1) of 10.6%  CET1 ratio of 9.9% at quarter end  Improving credit metrics  Provision decreased $6 million 2 Growing Fee-based revenue1 Improving Margin Lower Expenses Expanding Bottom Line 1Q 2017: Net income available to common equity of $54 million, or $0.35 per common share All comparative statements are made with reference to fourth quarter 2016 results. 1 – Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income.

CRE Investor 17% Construction 7% Commercial & business 36% Residential mortgage 33% Home equity 5% Other consumer 2% ($ in millions) $1.4 $1.4 $1.4 $1.3 $1.3 $5.9 $6.1 $6.3 $6.3 $6.6 $4.5 $4.7 $4.9 $4.9 $5.0 $7.1 $7.5 $7.6 $7.4 $7.2 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Home equity & Other consumer Residential mortgage Commercial real estate Commercial & business ($200) ($58) ($29) ($22) $29 $44 $85 $247 LOAN PORTFOLIO – QUARTERLY TRENDS Average Net Loan Change (from 4Q 2016) Loan Mix – 1Q 2017 (Average) Average Quarterly Loans $18.9 $19.6 $20.1 $20.0 Home equity & Other consumer Commercial real estate Residential mortgage Power & Utilities Mortgage warehouse REIT ($ in billions) General commercial Oil and Gas $20.1 3

Money market 43% Savings 7% Time deposits 7% Interest- bearing demand 20% Noninterest- bearing demand 23% $1.6 $1.5 $1.6 $1.6 $1.6 $1.4 $1.4 $1.4 $1.5 $1.5 $9.4 $8.7 $9.1 $9.3 $9.2 $3.2 $3.6 $4.2 $4.1 $4.3 $5.0 $5.0 $5.2 $5.3 $5.0 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand DEPOSIT PORTFOLIO – QUARTERLY TRENDS Loan to Deposit Ratio Deposit Mix – 1Q 2017 (Average) Average Quarterly Deposits $20.6 $20.3 $21.4 $21.7 ($ in billions) $21.5 93% 98% 91% 92% 92% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 4

$171 $176 $178 $178 $179 $1 $1 $1 $2 $1 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Interest recoveries, prepayment fees, & deferred fees Net interest income net of interest recoveries, prepayment fees, & deferred fees 2.81% 2.81% 2.77% 2.80% 2.84% 2.00% 2.50% 3.00% 3.50% 3.41% 3.35% 3.35% 3.40% 3.51% 0.30% 0.31% 0.32% 0.33% 0.42% 2.43% 2.38% 2.29% 2.25% 2.39% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Total loans Total interest-bearing deposit costs Investments and other Net interest margin NET INTEREST INCOME AND MARGIN QUARTERLY TRENDS ($ in millions) $177 $180 $179 $172 $180 5 Average Yields Net Interest Income & Net Interest Margin

$4 $4 $9 $12 $5 $9 $4 $4 $7 $8 $4 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Capital market fees, net Portfolio loan sales Mortgage banking, net NONINTEREST INCOME – QUARTERLY TRENDS ($ IN MILLIONS) $65 $67 $66 $63 $67 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Fee-based revenue $80 $83 $82 $95 Insurance Commissions $21 $22 $19 $18 $22 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 6 $92 $8 $8 $25 $20 $9 1 – Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 1

$12 $14 $13 $13 $12 $8 $7 $5 $6 $6 $14 $13 $15 $14 $15 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Occupancy Business development and advertising Other $101 $102 $104 $107 $104 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Personnel NONINTEREST EXPENSE – QUARTERLY TRENDS ($ IN MILLIONS) 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. Efficiency Ratio1 $174 $174 $175 $179 $174 7 $34 $33 $33 $33 $33 69% 69% 64% 65% 66% 67% 68% 63% 64% 65% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Federal Reserve Fully tax-equivalent

1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas $4 $2 $(4) $3 $13 $19 $22 $6 $6 1.4% 1.4% 1.4% 1.4% 1.4% 6.5% 5.6% 5.5% 5.7% 6.7% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) $251 $281 $270 $276 $262 $150 $176 $171 $75 $78 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas $157 $154 $163 $128 $126 $129 $129 $127 $147 $134 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas Potential Problem Loans Nonaccrual Loans Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans $401 $457 $441 $351 $340 $286 $283 $290 $275 $260 $21 $18 $9 $17 8

OIL AND GAS UPDATE $477 $451 $398 $446 $413 $150 $176 $171 $75 $78 $129 $129 $127 $147 $134 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Pass Potential Problem Loans Nonaccrual $756 $756 $696 $668 $625 Period End Loans by Credit Quality Oil and Gas Allowance $49 $42 $38 $38 $42 6.5% 5.6% 5.5% 5.7% 6.7% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans ($ in millions) ($ in millions) 9 Total O&G Portfolio Quarter end March 31, 2017 59 credits ~$1 billion commitments $625 million outstandings 3% of total loans New business since January 1, 2016 15 credits $335 million commitments $207 million outstandings 1% of total loans

2017 OUTLOOK Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Improving NIM trend Fee Businesses  Improving fee-based revenues  Declining mortgage banking revenue  Increasing tax credit investment activity Expense Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio Capital & Credit Management  Continue to follow stated corporate priorities for capital deployment  Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume 10 This outlook reflects a stable to improving economy and includes our expectation of one mid-year interest rate increase in 2017. It does not reflect any changes to the regulatory environment or to corporate tax rates. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors.

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017
Federal Reserve efficiency ratio	69.01%	69.34%	64.40%	65.35%	66.39%
Fully tax-equivalent adjustment	(1.37)	(1.36)	(1.21)	(1.25)	(1.30)
Other intangible amortization	(0.20)	(0.21)	(0.19)	(0.20)	(0.20)
Fully tax-equivalent efficiency ratio	67.44%	67.77%	63.00%	63.90%	64.89%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Fee-based Revenue ($ millions)	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017
Trust service fees	$12	$12	$12	$12	$12
Service charges on deposit accounts	16	16	18	16	16
Card-based and other nondeposit fees	12	13	13	13	13
Insurance commissions	21	22	19	18	22
Brokerage and annuity commissions	4	4	4	4	4
Fee-based revenue	$65	$67	$66	$63	$67
Other	18	15	29	29	13
Total noninterest income	$83	$82	$95	$92	$80

11